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                                  SUPPLEMENT
                              DATED MAY 18, 1998
                                      TO
                         PROSPECTUS DATED MAY 1, 1998

                                      FOR
                  FUTURE DIMENSIONS VARIABLE ANNUITY CONTRACT
                                   ISSUED BY
                       SOUTHLAND LIFE INSURANCE COMPANY
                                      AND
                         SOUTHLAND SEPARATE ACCOUNT A1


As of July 31, 1998, Southland Life Insurance Company (the "Company") will cease selling its Future Dimensions Variable Annuity Contract (the "Contract"). The Company will, however, continue administering and providing services for Contracts sold before that date. Owners of Contracts may, of course, continue to make purchase payments under Contracts and exercise all of their rights and privileges under the Contracts for the indefinite future.